




INVESTOR PRESENTATION

September 2021




READ MANUAL
BEFORE USE
byrna
SAFE
FIRE

byrna Technologies Inc. | Live Safe

SAFE HARBOR STATEMENT

Cautionary Note Regarding Forward-Looking Statements

In addition to historical information, this presentation and other written reports and oral statements made from time to time by us may contain forward-looking statements. All statements, other than statements of historical fact, included herein that address activities, events or developments that we expect or anticipate will or may occur in the future, are forward-looking statements. Generally, these forward-looking statements can be identified by the use of forward-looking terminology such as "estimate", "plan", "anticipate", "expect", "imply", "intend", "believe", "project", "target", "budget", "may", "can", "will", "would", "could", "should", "seeks", or "scheduled to", or other similar words, or negatives of these terms or other variations of these terms or comparable language or any discussion of strategy or intentions. Forward-looking statements address activities, events or developments that the Company expects or anticipates will or may occur in the future and are based on current expectations and assumptions. Forward looking statements expressed or implied in this presentation include our growth, hiring and retention plans, production, sales and market expectations including final financial results for Q3, the full year and future periods, our models, margin projections and targets, timing and success of new product introductions and expansion of distribution channels and customer base. These statements involve known and unknown risks, uncertainties, assumptions and other factors which may cause our actual results, performance or achievements to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements.

Although the Company has attempted to identify important factors (including in the Risk Factors referenced below) that could cause actual results to differ materially from those described in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. Although these forward-looking statements were based on assumptions that the Company believes are reasonable when made, you are cautioned that forward-looking statements are not guarantees of future performance and that actual results, performance or achievements may differ materially from those made in or suggested by the forward-looking statements expressed or implied in this presentation. Risks that could cause actual results to differ from those anticipated include disruption to production or the supply chain due to the ongoing pandemic, particularly new strains or otherwise that could disrupt product development or introduction, our production or distribution or those of our suppliers and negatively impact prices, production, profit and revenues, our successful transition to managing production and sales of multiple products, our successful execution of plans to enter into new and potentially higher volume distribution channels, market response to our existing and new products, and our competitors' introduction of new products or execution of competing marketing strategies. In addition, even if Company results, performance, or achievements are consistent with the forward-looking statements contained in this presentation, those results, performance or achievements may not be indicative of results, performance or achievements in subsequent periods. Given these risks and uncertainties, you are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date of those statements, and the Company undertakes no obligation to update those statements or to publicly announce the results of any revisions to any of those statements to reflect future events or developments. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

You should review "Risk Factors" contained in our Annual Report on Form 10-K for the year ended November 30, 2020, our Quarterly Report on Form 10-Q for the quarter ended May 31, 2021, and our other reports filed with the Securities and Exchange Commission for more information about these and other risks. These risks may include the following and the occurrence of one or more of the events or circumstances alone or in combination with other events or circumstances, may have a material adverse effect on the Company's business, cash flows, financial condition and results of operations. Important factors and risks that could cause actual results to differ materially from those in the forward-looking statements include, among others: risks related to Byrna's limited operating history on which the business can be evaluated; risks related to Byrna's history of operating losses; risks related to Byrna's potential need for additional capital in the future to support operations and growth plans; risks related to whether Byrna can successfully implement its business plan for the sale of the Byrna HD; risk that revenue growth could be slower than expected and that the business, operating results and financial condition could be adversely affected; risks related to Byrna depending on the sale of the Byrna HD and on maintaining and strengthening the Byrna brand; risks related to Byrna depending on third-party suppliers including sole source providers for certain components and for chemical irritant projectiles; risks related to Byrna being subject to extensive regulation, non-compliance with which could result in fines, penalties and other costs and liabilities; risks related to the potential delivery of products with defects, which may make Byrna subject to product recalls or negative publicity, harm credibility, reduce market acceptance of Byrna products, and exposure the Company to liability; risks related to potential product liability lawsuits and other litigation against Byrna which could cause Byrna to incur substantial liabilities and to limit commercialization of any products that may be developed in the future; risks related to the markets for security products and defense technology, which are in a state of technological change which could have a material adverse impact on Byrna's business, financial condition and results of operations; risks related to macroeconomics, such as general economic conditions and epidemic and pandemic diseases (including the COVID-19 pandemic), could have a material adverse effect on Byrna's business, financial condition, results of operations, cash flows, and ability to comply with regulatory requirements; risks related to Byrna's performance being influenced by a variety of economic, social, and political factors; risks related to whether Byrna is able to protect its intellectual property, which may cause it to lose a competitive advantage or incur substantial litigation costs to protect its rights; risks related to Byrna's trading market being limited, and the trading market for its common stock may not develop or be sustained; risks related to Byrna's stock price, which may be volatile or may decline, including due to factors beyond Byrna's control.

Non-GAAP Financial Measures

In an effort to provide additional and useful information regarding Byrna's financial results and other financial information as determined by generally accepted accounting principles (GAAP), certain materials presented include non-GAAP information. A reconciliation of that information to GAAP and other related information is available in the supplemental material attached as an appendix to this presentation. These non-GAAP financial measures are presented solely for informational and comparative purposes and should not be regarded as a replacement for corresponding GAAP measures..

Industry and Market Data

In this presentation, Byrna relies on and refers to information and statistics regarding Byrna and certain of its competitors and other industry data. The information and statistics are from third-party sources, including reports by market research firms.

DETERIORATION OF SAFETY AND CIVILITY


businessinsider.com
2020 saw more gun deaths in the US than any year in over two decades, showing even a pandemic couldn't stop the violence
John Haltiwanger Mar 24, 2021, 1:49 PM
POLICE LINE DO NOT CROSS
New York Police Department installs tape around crime scene on August 16, 2020, near Prospect Park in Brooklyn where fatal shooting occurred.
There were a record number of gun violence deaths in 2020: 19,379.
Shootings And Gun Deaths Continue To Rise At Alarming Rate In Large U.S. Cities
Follow
TIME
SUBSCRIBE
2020 Ends as One of America's Most Violent Years in Decades
The Washington Post
2020 was the deadliest gun violence year in decades. So far, 2021 is worse.

37% increase in homicides in 2020

23M guns sold in 2020 – up 65% y/y

19% increase in assaults in 2020

460 school shootings in last five years

Source: Major Cities Chiefs Association, Naval Postgraduate School's Center for Homeland Defense and Security and Small Arms Analytics.


PROTECT YOUR HOME FROM A KILLER
A GUN IN THE HOME IS RESPONSIBLE FOR A VAST MAJORITY OF CHILDREN KILLED BY FIREARMS.
A GUN IN THE HOME INCREASES THE CHANCE OF BEING KILLED BY FIREARMS 72%
A GUN IN THE HOME IS 22 TIMES MORE LIKELY TO BE USED IN A SUICIDE, HOMICIDE OR ACCIDENT THAN TO BE USED IN SELF DEFENSE
A GUN IN THE HOME TRIPLES THE RISK OF A HOMICIDE
A GUN IN THE HOME INCREASES THE LIKLIHOOD OF SUICIDE FIVEFOLD
AN ABUSED WOMAN IS 6 TIMES MORE LIKELY TO BE MURDERED IF THERE IS A GUN IN THE HOME
11029 P
MALE 5'11
AMBULANCE

AVAILABLE OPTIONS ARE INSUFFICIENT

Guns | life-altering consequences

Pepper spray | close quarters combat

Nothing | leaves you defenseless

BYRNA IS PART OF THE SOLUTION



"Our mission is to provide consumers, law enforcement and security professionals with a safe and effective, non-lethal alternative to firearms to protect themselves, their families and their communities."

Live Safe™

BYRNA LAUNCHERS


byrna
byrna

Fires kinetic and chemical irritant projectiles using CO_2

Incapacitates an assailant from a safe standoff distance of up to 60 feet

No license, background check or waiting period required

Patented trigger-pull technology

Easy to use – for training or fun

Note: Possession and use may be subject to state or local regulation.

BYRNA PROJECTILES

- Full line of .68 caliber projectiles
- Inert, kinetic and chemical irritant versions
- Environmentally friendly Eco-Kinetic round
- Ramping in-house production
- Re-occurring consumable sale
- ~15% of revenue today


SELF-DEFENSE
Pepper
Max
Kinetic
TRAINING AND RECREATION
Inert
Eco-Kinetic

US CONSUMER MARKET OPPORTUNITY

byrna



US Consumer Market
204M Potential Customers Out Of 255M Adults
Non-Gun Owners
Estimated 80% Open to Byrna 138M Adults
Gun Owners
Estimated 80% Open to Byrna 66M Adults
63K E-Commerce Customers To Date
Socially responsible self protection tool
Familiar look and feel of a firearm
35M
16M

Note: Byrna estimates that approximately 80% of US adults would consider purchasing Byrna products.

COMPELLING GROWTH PROFILE

Annual Revenue

($ in millions)



$40 - $42
147%
y/y growth
(at the midpoint)
$16.6
$0.9
FY19
FY20
FY21
Guidance

Growth Strategy

- New Products
- New Channels
- New Markets
- Leverage the Byrna brand
- Strategic Acquisitions

NEW PRODUCT INNOVATION

New Handheld Launchers


SD: Self Defense


LE: Law Enforcement


CP: Compact Pistol


PE: Professional Edition

New Shoulder-Fired Launchers


TCR: Tactical Compact Rifle


M4: Tactical Full-Sized Rifle


PAL: Pump Action Shotgun

New Projectiles


Fin Stabilized: Greater range and payload


12-Gauge: Access base of estimated 100M shotguns in US

Q3: TRANSFORMATIVE

Game-changing Product Introductions + New Markets + New Sales Channels



Banshee Personal Safety Alarm
Eco-Kinetic Projectiles
SD Launcher
Byrna Shield
Ballistic Backpack
Mission-4 Launcher

EXPANSION OF SALES CHANNELS

E-COMMERCE

Byrna.com E-commerce Store



New Amazon Storefront
Launched in Q3

amazon

DEALERS

Expanded Dealer Network from 50 to 1,300 Locations in Last 12 Months

Authorized Dealers

- MURDOCH'S
- BIG R
- DAVIDSON'S
- LIPSEY'S
- BIG ROCK SPORTS
- Sports South
- BI-MART

BYRNA SHOWROOMS

First Showroom Targeted in Las Vegas in Late 2021



PROFESSIONAL MARKETS



Law Enforcement

Addressable Market*

917k officers in the US

10M officers internationally

Opportunity

Provide effective non-lethal tools and training in response to community demands

---



Private Security

Addressable Market*

800k personnel in the US

19M personnel internationally

Opportunity

Enhance security without exposure to costly legal liability

- https://www.worldatlas.com/articles/list-of-countries-by-number-of-police-officers.html
- https://www.forbes.com/sites/niallmccarthy/2017/08/31/private-security-outnumbers-the-police-in-most-countries-worldwide-infographic/?sh=3a83c295210f

PROFESSIONAL NON-LETHAL OPTIONS

byrna	PEPPER SPRAY	CONDUCTIVE ENERGY DEVICE	REMOTE RESTRAINT DEVICE
			
Effective range of 60 feet	Effective range of 5-10 feet	Effective range of 10-20 feet	Effective range of 10-20 feet
Multiple shot capacity	Requires careful aim	Only one or two shots	Single shot functionality
Safe, effective and reliable	Potential for self-harm	Linked to over 150 deaths	Assailant hands may stay free
Powered by CO2	Powered by aerosol	Powered by nitrogen charge	Powered by gunpowder

LEVERAGING THE BYRNA BRAND



Expand *BYRNA NATION*

Enter Adjacent Product Categories

Pursue Branding Partnerships

STRATEGIC ACQUISITIONS

Mission Less Lethal



- Acquired Mission Less Lethal assets in May 2021
- Leader in non-lethal, shoulder-fired rifles
- Full suite of products necessary for Law Enforcement
- IP portfolio strengthens competitive moat

Byrna Shield



- Acquired assets of Ballistipax® in August 2021
- Single-handed, rapidly-deployable bulletproof backpacks
- Offered under "Byrna Shield" product name in three configurations.
- Included in 'Learn Safe' school safety offering and training program

M&A Focus

- Innovative Launchers and Projectiles
- Related Safety Products
- Law Enforcement Solutions
- International Growth

EXPANDED MANAGEMENT TEAM
TO SUPPORT GROWTH



Bryan Ganz
CEO, President & Chairman
30+ years experience



Mike Gillespie
Chief Operating Officer
30+ years experience



David North
Chief Financial Officer
30+ years experience



Luan Pham
Chief Marketing & Revenue Officer
25+ years experience



Lisa Wager
Chief Legal Officer & General Counsel
20+ years experience



Michael Wager
Chief Strategy Officer
30+ years experience



André Buys
Chief Technology Officer
15+ years experience



Sandra Driscoll
Chief People Officer
20+ years experience



David Schultz
Chief Supply Chain Officer
20+ years experience



Victor Eng
Chief of Staff
8+ years experience

From **10** employees in Jan 2019 to **175** in June 2021

RAZOR / RAZOR BLADE BUSINESS MODEL

Launchers drive consumable sales

Recommendations from Byrna Nation

Robust level of repeat orders

Installed base likely to upgrade



LAUNCHERS
VIRTUOUS
CYCLE
PROJECTILES
ACCESSORIES

REVENUE GROWTH

1H FY21 revenue of $22.3M, aided by favorable media attention

Q3 FY21 preliminary sales of $8.7 M ($9.0 M non-GAAP adj.*)

FY21 guidance of $40M - $42M, implying 147% y/y growth at the midpoint



Annual Revenue
($ in millions)
$0.9
$16.6
$40 - $42
FY19
FY20
FY21
Guidance



Six Month Revenue
($ in millions)
$1.3
$22.3
1H FY20
1H FY21

Note: Byrna's fiscal year ends November 30th. Byrna's first half year periods end May 31st. Note: The Company's revenue guidance range for FY21 is a "forward-looking statement" within the meaning of the securities laws.
* Note: $9.0 million preliminary sales is a non-GAAP financial measure. See slide 20 for a reconciliation of GAAP preliminary sales to non-GAAP preliminary sales.

Q3 REVENUES // Sales by Market Channel

Reconciliation of Q3 Preliminary Sales - $8.7 million / $9.0 million (non-GAAP) adjusted*

	GAAP (000)	Adjusted (000)	
Website	$ 5,667	$ 5,947 *	66.2%
Dealer/Distributor	1,250	1,250	13.9%
International	1,564	1,564	17.4%
Law Enforcement & Private Security	153	153	1.7%
Amazon	49	49	0.5%
Schools	20	20	0.2%
	$ 8,703	$ 8,983	

* Note: $9.0 million preliminary sales is a non-GAAP financial measure.
* Note: a $280 adjustment eliminating a correction for prior periods was added to GAAP preliminary sales (website), resulting in non-GAAP preliminary sales (website) of $5,947 and overall non-GAAP sales of $9.0 million.

Q3 REVENUES // Sales by Product Type

Q3 Preliminary Sales - $8.7 million / $9.0 million (non-GAAP) adjusted*

Byrna HD Launchers & Kits	$	5,985	66.6%
Accessories		1,407	15.7%
Ammo		936	10.4%
Mission 4 Shoulder Fired Launcher		305	3.4%
Byrna Banshee		107	1.2%
Byrna SD Launchers & Kits		51	0.6%
Byrna Shield (Ballistipax)		41	0.5%
Other		151	1.7%
	$	8,983	

* Note: $9.0 million preliminary sales is a non-GAAP financial measure. See slide 20 for a reconciliation of GAAP preliminary sales to non-GAAP preliminary sales.

LONG-TERM TARGET MODEL

	FY20	1H FY21	FY21	Target Model
Gross Margin	45.3%	55.2%	53 – 56%	60% - 65%
Adj. EBITDA Margin	N.M.	16.8%		30% - 35%

Note: Byrna's fiscal year ends November 30th. Byrna's first half year periods end May 31st. See appendix for a reconciliation of GAAP comprehensive income to adjusted EBITDA and definition of adjusted EBITDA.

FINANCIAL POSITION

$56.8 M Public Offering Completed July 2021

Upsized public offering lead by Raymond James & Associates, with B. Riley Securities and Ladenburg Thalmann & Co.

2.9 M common shares at $21 per share

Net proceeds of $56.8 M

Proceeds to be used for working capital, including strategic investments and acquisitions

Financial Position as of May 31, 2021

Cash (incl. restricted cash)	$5.3 M
Total Assets	$22.0 M
Working Capital	$5.5 M

INVESTMENT HIGHLIGHTS

- ✓ Delivering the right solution at the right time
- ✓ Addressing a significant untapped consumer and professional market
- ✓ Executing on a major new product introduction wave
- ✓ Opened an Amazon storefront and expanding dealer channel
- ✓ Building a leading consumer lifestyle brand
- ✓ Driving a high growth and profitable financial model





APPENDIX




READ MANUAL
BEFORE USE
byrna
SAFE
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byrna
Technologies Inc.
Live Safe

ADJUSTED EBITDA RECONCILIATION

($ in thousands)	FY19	FY20	1H FY20	1H FY21
GAAP Comprehensive income (loss)	**($4,414)**	**($12,487)**	**($10,250)**	**$1,943**
Net interest expense	414	233	233	37
Income tax provision	-	293	-	183
Depreciation and amortization expense	54	242	78	217
Stock-based compensation expense	218	1,252	648	1,546
Accretion of debt discounts	1,121	755	755	-
Forgiveness of PPP loan	-	-	-	(190)
Loss on extinguishment of debt	-	6,027	6,027	-
Warrant inducement expense	-	845	845	-
Change in fair value of derivative liabilities	(426)	-	-	-
Other financing costs	-	-	-	9
Adjusted EBITDA	**($3,033)**	**($2,840)**	**($1,664)**	**$3,745**

Note: Byrna's fiscal year ends November 30th. Byrna's first half year periods end May 31st. Adjusted EBITDA is a non-GAAP financial measure and does not replace the presentation of our GAAP financial results and should only be used as a supplement to, not as a substitute for, our financial results presented in accordance with GAAP. Our adjusted EBITDA measure eliminates potential differences in performance caused by variations in capital structures (affecting finance costs), tax positions, the cost and age of tangible assets (affecting relative depreciation expense) and the extent to which intangible assets are identifiable (affecting relative amortization expense). We also exclude certain one-time and non-cash costs.